                                                                    Exhibit 10.7

--------------------------------------------------------------------------------
                                     LEGEND

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("****"), and the omitted text has been filed separately with the Securities and Exchange Commission.
--------------------------------------------------------------------------------



                           REMOTE PROCESSING AGREEMENT

                                     BETWEEN

                                SUNGARD EMS INC.
                             a Canadian corporation
                                   ("SUNGARD")

                                       AND

                         CBNY INVESTMENT SERVICES CORP.
                             a New York corporation
                                  ("CUSTOMER")

                                      DATED

                                  June 5, 2001


By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Agreement and all Schedules and Addenda to this Agreement.

SUNGARD EMS INC.

BY:  /s/ Richard Seguin
    ------------------------------------

PRINT NAME:  Richard Seguin
           -----------------------------

PRINT TITLE:  President
            ----------------------------



CBNY INVESTMENT SERVICES CORP.

BY:  /s/ Robert Wotczak
    ------------------------------------

PRINT NAME:  Robert Wotczak
           -----------------------------

PRINT TITLE:  First Vice President
            ----------------------------

1.   SERVICES

         1.1 PROVISION OF SERVICES. During the term of this Agreement, SunGard shall provide to Customer, and Customer shall accept, the on-line processing, report services and related services described on Schedule A to this Agreement ("System Services") available through use of SunGard's proprietary applications software system identified on Schedule A to this Agreement ("System") and the related documentation listed on Schedule A ("Documentation"), as the System Services, System and Documentation may be modified, revised and updated in accordance with this Agreement.

         1.2 CUSTOMER DATA. Customer shall supply to SunGard all of the data to be processed under this Agreement as described on Schedule A and in the Documentation (the "Customer Data"). Customer shall transmit the Customer Data to SunGard by communications link or in another manner described on Schedule A. Customer shall use its commercially reasonable efforts to ensure that any Customer Data that it introduces into the System is accurate and complete. Customer shall maintain copies of all source data and current backup copies of all Customer Data supplied to SunGard, and SunGard shall have no liability for any loss or damage caused by Customer's failure to maintain copies.

         1.3 LIMITED USE. Customer may use the System Services and Documentation only in the ordinary course of its business operations and for its own business purposes, subject to any restrictions of the Third Party Providers. Access to and use of the System Services by Customer shall be limited, as described on Schedule B to the Initial Term, Number of URLs, and other access and volume limits as may be described on Schedule B, and/or other parameters as appropriate, stated on Schedule B (collectively, "Scope of Use"), Customer shall use the System Services only in accordance with the Documentation. Customer may use only the copies of the Documentation that are provided by SunGard, except that Customer may copy the Documentation to the extent reasonably necessary for routine backup and disaster recovery purposes.

2.   INITIAL IMPLEMENTATION SUPPORT AND TRAINING

         2.1 INITIAL IMPLEMENTATION. SunGard shall provide and Customer shall accept the Initial Implementation Support described on Schedule C. This shall include delivery to Customer of the initial Copies of the Documentation stated on Schedule C and assistance with any other implementation or related activities described on Schedule C. Subject to the availability of SunGard's personnel, SunGard shall provide to Customer additional implementation support services reasonably requested by Customer. After delivery, Customer shall bear all risk of loss or damage to all copies of the Documentation delivered by SunGard to Customer. SunGard shall provide to Customer replacement or additional copies of the Documentation reasonably requested by Customer.

         2.2 TRAINING. SunGard shall provide and Customer shall accept the Minimum Training described on Schedule C. This shall include basic training in the use of the System Services for a reasonable number of Customer's employees. Subject to the availability of SunGard's personnel, SunGard shall provide to Customer additional training services reasonably requested by Customer. SunGard shall provide training at Customer's location(s) whenever SunGard and Customer agree on - site training is appropriate.

         2.3 INTERFACE. The System is interfaced with the SunGard Financial Systems Inc.'s Phase 3 application utilized by Customer pursuant to the Remote Processing Agreement dated December 6, 2000 between Customer and SunGard Financial Systems Inc. as of the date of this Agreement . EMS shall use commercially reasonable efforts to update the interface to maintain compatibility with Phase 3 application utilized by Customer.

3.   SUNGARD'S OTHER OBLIGATIONS

         3.1 ONGOING SUPPORT SERVICES. SunGard shall provide the following ongoing support services to Customer:

         (a) SunGard shall provide to Customer, during SunGard's Standard Support Hours, telephone assistance regarding Customer's proper and authorized use of the System Services, as set forth on Schedule D.

         (b) SunGard shall provide to Customer, during SunGard's Standard Support Hours, commercially reasonable efforts in solving production problems that arise in connection with Customer's proper and authorized use of the System Services or in correcting any Errors reported by Customer and in accordance with Schedule
               D. Customer shall provide to SunGard reasonably detailed documentation and explanation, together with underlying data, to substantiate any Error and to assist SunGard in its efforts to diagnose, reproduce and correct the Error. These support services shall be provided by SunGard at Customer location(s) if and when SunGard and Customer agree that on-site services are necessary to diagnose or resolve the problem.

         3.2 MODIFICATIONS. SunGard shall provide to Customer, and Customer shall accept, the following modifications to System Services:

         (a) SunGard shall deliver updates to the Documentation whenever SunGard determines, in its sole discretion, that such updates are necessary.

         (b) Customer shall accept modifications, revisions and updates in the System Services, System and Documentation, including changes in programming languages, rules of operation and screen or report format, as and when they are implemented by SunGard and provided the modifications, revisions or updates do not have a material adverse effect on the System Services. Customer acknowledges that modifications, revisions and updates in the System Services and the System permitted by this Agreement may result in changes in the form, timing or other features of on-line services and other System Services provided under this Agreement without additional charge.

         3.3 ENHANCEMENTS. SunGard shall offer to Customer the opportunity to purchase services available through use of refinements, improvements and enhancements to the System which SunGard, in its sole discretion, does not incorporate into the System without additional charge.

         3.4 CONSULTING AND OTHER SERVICES. At Customer's reasonable request and subject to the availability of SunGard's personnel, SunGard shall provide to Customer conversion assistance, consulting services, custom modification programming, support services relating to custom modifications, assistance with data transfers, assistance in the use of the System Services security mechanisms and other specialized support services with respect to the System Services. These services shall be provided by SunGard at Customer location(s) if SunGard and Customer agree that on-site services are appropriate.

         3.5 THIRD PARTY DATA AND SERVICES. SunGard shall provide, and Customer shall accept, the market data and/or other services provided by the Third Party Providers described on Schedule E ("Third Party Data and Services"), for the term period(s) set forth on Schedule E.

         3.6 NOTICES AND REPORTING.

             3.6.1 Customer acknowledges that SunGard is required to display certain notices and agreements related to Customer's use of the Third Party Data and Services. To enable SunGard to meet its obligation in this regard, Customer agrees to inform SunGard, in writing, whenever its display of notices or utilization of any information derived from the Third Party Data and Services changes.

             3.6.2 The notices and agreements required to be displayed as of the Product Schedule Date are set forth on Schedule E. Customer shall display all such notices and agreements in the exact manner specified by SunGard or a Third Party Provider in writing or as set forth herein. Customer acknowledges and agrees that the number and content of such notices and agreements, as well as other terms and conditions, may be changed from time to time by the Third Party Providers. Upon written notification by SunGard to Customer, SunGard will update such notices and agreements, and Schedule E shall be deemed to be modified to include such changes. For a thirty (30) day period after receiving such notice from SunGard, Customer may reject such changes and terminate the affected Third Party Data or Service by written notice to SunGard. If such notice is not received by SunGard within such thirty (30) day period, this Agreement shall be modified by such changes, and shall remain in full force and effect.

             3.6.3 Customer acknowledges that the Third Party Providers require SunGard to report usage and other information related to Customer's and Third Party Users' use of the Third Party Data and Services. Customer shall comply with all applicable laws and give and obtain all necessary notice and consents from any Person, including its employees and the Third Party Users and their respective employees, if any, regarding the collection, use and distribution by SunGard of any information or data regarding any Third Party User and to the use by Customer and the Third Party Users of the Third Party Data and Services for the purposes set forth herein. The information and data may include personal and other information about the Customer, its employees, the Third Party Users and their employees, including their use of the Third Party Data and Services. SunGard may use this information and data to carry out its obligations under this Agreement and its obligations under its agreements with Third Party Providers, including the provision of such information to the Third Party Providers or for its own internal purposes.

4.   CUSTOMER'S OTHER OBLIGATIONS

         4.1 ACCESS TO FACILITIES AND EMPLOYEES. Customer shall provide to SunGard reasonable access to the Customer's facilities, equipment and employees, and shall otherwise cooperate with SunGard, as reasonably necessary for SunGard to perform its implementation, training, support and other obligations under this Agreement. Customer shall devote all reasonably necessary equipment, facilities, personnel and other resources reasonably necessary to (a) implement the System Services, (b) be trained in the use of the System Services and (c) begin using the System Services in production on a timely basis as contemplated by this Agreement.

         4.2 PROCUREMENT OF HARDWARE AND OTHER ITEMS. Customer shall be responsible, at its expense, for procuring and maintaining the communications equipment and lines, computer equipment, software and all other out of pocket expenses required to access the System Services at Customer's site.

         4.3 NOTICES AND CERTIFICATIONS. Customer shall give written notice to SunGard (in accordance with Section 9.1) whenever Customer intends to increase the Scope of Use. Customer shall promptly complete and return to SunGard periodic certifications which SunGard, in its sole discretion, may from time to time send to Customer, certifying that Customer has complied and is then in compliance with the provisions of Sections 1 and 7.

         4.4 CERTAIN LEGAL REQUIREMENTS. Customer shall be responsible, at its expense, for complying with all laws and regulations of any jurisdiction applicable to use of System Services, including laws and regulations pertaining to (a) remote use of software and related property, (b) communication or transmission of data into or out of a jurisdiction or (c) registration of this Agreement. Customer shall indemnify and hold harmless SunGard (and its affiliates, and the respective directors, officers, employees and agents of SunGard and its affiliates) from and against all actions, claims, damages or liabilities (including reasonable attorneys' fees) arising out of any violation by Customer of any such laws or regulations.

5.   PAYMENTS

         5.1 INITIAL FEES TRAINING. Customer shall pay to SunGard the initial implementation and service fees in the amounts stated on Schedule A, in accordance with the payment terms stated on Schedule A.

         5.2 MONTHLY FEES. On a monthly basis, beginning on the first day of processing live trades on the System ("Effective Date") and continuing until termination of this Agreement, Customer shall pay to SunGard the monthly fees described on Schedule A.

         5.3 SPECIAL SERVICE FEES. Customer shall pay to SunGard the service fees stated on Schedule C for conversion, consulting services, custom modification programming, support services relating to custom modifications, assistance with data transfers, and other specialized support services provided pursuant to Section 3.4. In each case where service fees are not specified on Schedule C, then the fees for such services shall be based upon SunGard's standard professional fee rates. SunGard's standard professional fee rates in effect on the date of this Agreement are stated on Schedule C and are subject to increase in the ordinary course of business; provided however, that as they apply to Customer, SunGard's standard professional fees shall not increase for twelve (12) months from the date of this Agreement.

         5.4 EXPENSE REIMBURSEMENTS. Customer shall be responsible for all reasonable and documented out-of-pocket expenses of SunGard required to receive, deliver or transmit reports or data, and shall reimburse SunGard for all such expenses incurred by SunGard. Whenever any services are provided by SunGard at a Customer location or any other location requested by Customer other than one of SunGard's locations, Customer shall reimburse SunGard for its reasonable travel, lodging, meal and related expenses incurred by SunGard personnel in providing such services.

         5.5 OTHER FEES. Intentionally Omitted.

         5.6 TAXES. The fees and other amounts payable by Customer to SunGard under this Agreement do not include any taxes of any jurisdiction that may be assessed or imposed upon the services provided under this Agreement or the copies of the Documentation provided to Customer, including sales, use, excise, value added, personal property, export, import and withholding taxes, excluding only taxes based upon SunGard's net income. Customer shall directly pay any such taxes assessed against it, and Customer shall promptly reimburse SunGard for any such taxes payable or collectable by SunGard.

         5.7 PAYMENT TERMS. All dollar amounts referred to in this Agreement or in a Schedule are in United States Dollars. SunGard shall submit invoices to Customer on a monthly basis in arrears for Monthly Fees. SunGard shall submit invoices to Customer for any other fees or expense reimbursements as and when incurred. All invoices shall be sent to Customer's address for invoices stated on Schedule A. Customer's payments shall be due within thirty (30) days after receipt of invoice. Interest at the rate of eighteen percent (18%) per annum (or, if lower, the maximum rate permitted by applicable law) shall accrue on any amount not paid by Customer to SunGard when due under this Agreement, and shall be payable by Customer to SunGard on demand. Except as provided in Sections 6.1 and 6.2(c), all fees and other amounts paid by Customer under this Agreement are non-refundable.

         5.8 FEES AND CHARGES ADJUSTMENT. Fee Increases. After the first two years after the date of this Agreement, on an annual basis, by giving at least one hundred and twenty (120) days advance written notice to Customer (in accordance with Section 9.1),SunGard may increase the fees listed in the Schedules to this Agreement (i) in the third year after the date of this Agreement, by a percentage equal to the greater of ****% or the change in the Consumer Price Index and (ii) thereafter by a percentage equal to or less than the change in the Consumer Price Index plus **** (****%) percent (not to exceed **** (****%) percent in any one year).

         5.9 THIRD PARTY FEES. The fees payable by Customer to SunGard in accordance with Sections 5.1, 5.2 and 5.3 do not include any applicable royalties, costs, expenses and/or fees ("Third Party Fees") that may be imposed by the Third Party Providers for the Third Party Data and Services provided in accordance with this Agreement. The Third Party Fees for the Third Party Data and Services as of the date of a Product Schedule are set forth on Schedule E. Customer shall be solely responsible for, and shall pay, all such Third Party Fees as and when directed by SunGard or the Third Party Providers. Customer acknowledges that the Third Party Providers may at any time increase or otherwise change the Third Party Fees for the Third Party Data and Services. For a thirty (30) day period after receiving a notice from SunGard of such changes, Customer may reject such changes and terminate the affected Third Party Data or Service by written notice to SunGard. If such notice is not received by SunGard within such thirty (30) day period, this Agreement shall be modified by such changes, and shall remain in full force and effect.

6.   WARRANTIES AND LIMITATIONS

         6.1 PERFORMANCE. SunGard represents that it will use reasonable care in in processing all work transmitted to it by Customer and the System Services will be provided in a good and workmanlike manner consistent with SunGard's obligation to perform under this Agreement. SunGard shall have no liability under this Section 6.1 unless, within thirty (30) days after the applicable date of service, SunGard receives notice from Customer (in accordance with Section 9.1) describing a material processing error in the work caused by SunGard's failure to use reasonable care in processing all work transmitted to it by Customer or performing the System Services in a good and workmanlike manner consistent with SunGard's obligation to perform services under this Agreement, together with adequate supporting documentation and data. Upon receipt of any such notice, SunGard's only obligation under this Section 6.1 is to correct the error and redo the work affected as soon as reasonably practical at no additional charge, or, at SunGard's option, to refund or credit the charges applicable to the work affected.

         6.2 INFRINGEMENT. SunGard represents and warrants to Customer that it has the right to grant to Customer the rights to use the System, the System Services and Documentation in the manner and for the purpose described herein. SunGard further represents and warrants that the System, the System Services and Documentation, in the form delivered to Customer by SunGard and when properly used for the purpose and in the manner specifically authorized by this Agreement, do not infringe upon any United States or Canadian patent (registered as of the date of this Agreement) copyright or any trade secret or other proprietary right of any person. SunGard shall defend, indemnify and hold harmless Customer, its officers, directors and employees against any and all third party claims, liabilities, and obligations to the extent it is based on an alleged violation of the foregoing warranties in this
Section 6.2. SunGard shall have no liability or obligation under this Section
6.2 unless Customer gives written notice to SunGard (in accordance with Section 9.1) within ten (10) days after Customer receives notice of any applicable infringement claim (provided that later notice shall relieve SunGard of its liability and obligations under this Section 6.2 only to the extent that SunGard is prejudiced by such later and notice). and Customer shall allow SunGard to have sole control of the defense or settlement of the claim. The remedies provided in this Section 6.2 are the sole remedy for a breach of the warranties contained in this Section 6.2. If any applicable infringement claim is initiated, or in SunGard's sole opinion is likely to be initiated, against Customer or SunGard, then SunGard shall have the option, at its expense, to:

         (a) modify or replace all or the infringing part of the System, System Services or Documentation so that it is no longer infringing, provided that the System Services do not change in any material adverse respect; or

         (b) procure the right to continue using or providing the infringing part of the System, System Services or Documentation; or

         (c) remove all or the infringing part of the System Services, System or Documentation, and refund to Customer the corresponding portion of any Monthly Fee paid in advance, in which case this Agreement shall terminate with respect to the affected System Services, System or Documentation.

         6.3 CUSTOMER INFRINGEMENT. Customer warrants to SunGard that Customer has the full legal right to grant to SunGard the right to use the Customer Material for inclusion in the System, System Services or the Documentation and that the Customer Material does not infringe upon any United States patent registered as of the date of this Agreement, or copyright, or trade secret or other proprietary right of any Person. Customer warrants to SunGard that Customer has obtained all necessary assignments or licenses and waivers of moral rights from its employees and/or contractors, including the right to modify any applicable work contained in the Customer Material and to associate any applicable work contained in the Customer Material with any product or service. Customer shall indemnify and defend SunGard against any third party claim alleging a breach of the foregoing warranty or an infringement in this Section 6 of a United States patent, or copyright, or trade secret or other proprietary right of any Person to the extent the infringement claim results from a modification of the System, System Services or Documentation by Customer (or a third party permitted by Customer to make such modification).

         6.4 CONDITIONS OF USE. Customer represents and warrants to SunGard, its Third Party Providers, agents, successors and assigns and their respective employees (collectively, the "Indemnified Group") that agreements between Customer and Third Party Users expressly provide, and covenants that all such agreements will provide, that none of the Indemnified Group have or will have any liability for any representation, warranty or condition, express or implied, with respect to any services offered to the Third Party Users ("Customer's Services"), the data and information provided thereby to the Third Party Users or for any lost revenues, lost profits, loss of business, or any incidental, indirect, consequential, special, or punitive damages relating to the Third Party Users use of the Customer Services. Customer shall indemnify and defend the Indemnified Group from and against any of the following: any and all claims, liabilities, and obligations (including reasonable lawyer's fees) by any third party, including Third Party Users, against the Indemnified Group and arising out of Customer's or Third Party Users use of the System, the System Services or the Documentation.

         6.5 CARE OF DATA. SunGard shall use reasonable care in handling tapes or other materials which encode or contain data belonging to Customer. SunGard's only obligation for breach of this Section 6.5 shall be to replace or repair the tape or material lost or damaged and to make reasonable efforts to regenerate any lost data from backup copies maintained by SunGard or from source data provided by Customer.

         6.6 APPLICATION OF DATA. SunGard shall have no liability for any loss or damage resulting from any application of the results obtained from the use of any services provided under this Agreement or from any unintended or unforeseen results obtained from the use of any services provided under this Agreement.

         6.7 EXCLUSION FOR UNAUTHORIZED ACTIONS. SunGard shall have no liability under any provision of this Agreement with respect to any performance problem, claim of infringement or other matter to the extent attributable to any unauthorized or improper use or modification of the System, any unauthorized combination of the System with other software or any breach of this Agreement by Customer.

         6.8 FORCE MAJEURE. SunGard shall not be liable for, nor shall SunGard be considered in breach of this Agreement due to, any failure to perform its obligations under this Agreement as a result of a cause beyond its control, including any act of God or a public enemy, act of any military, civil or regulatory authority, change in any law or regulation, fire, flood, earthquake, storm or other like event, disruption or outage of communications, power or other utility, external labor problem, unavailability of supplies, or any other cause, whether similar or dissimilar to any of the foregoing, which could not have been prevented by SunGard with reasonable care (a "Force Majeure"). If a Force Majeure continues for more than thirty (30) days, Customer shall have the right to terminate this agreement upon written notice (as provided in Section 9.1) to SunGard. If SunGard's performance is excused by operation of this provision, SunGard will provide notice (as provided in Section 9.1) to Customer and resume the interrupted performance as soon as it is feasible to do so. Customer acknowledges that availability of System Services is subject to normal System downtime and that SunGard is not responsible for delays or inability to access services caused by communications problems.

         6.9 DISCLAIMER AND EXCLUSIONS. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER SUNGARD NOR THE THIRD PARTY PROVIDERS MAKE ANY REPRESENTATIONS OR WARRANTIES, ORAL OR WRITTEN, EXPRESSED OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE SYSTEM, THE SYSTEM SERVICES, THE THIRD PARTY DATA AND SERVICES OR ANY OTHER MATTER PERTAINING TO THIS AGREEMENT.

         6.10 EXCEPT FOR A THIRD PARTY CLAIM UNDER SECTION 6.2, A BREACH OF THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT, , OR A BREACH OF CUSTOMER'S PAYMENT OBLIGATIONS UNDER THIS AGREEMENT :

         (A) EACH PARTY'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL NOT UNDER ANY CIRCUMSTANCES EXCEED THIRTY-FIVE THOUSAND DOLLARS ($35,000);

         (B) UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR LOST REVENUES, LOST PROFITS, LOSS OF BUSINESS, OR ANY INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY NATURE, WHETHER OR NOT FORESEEABLE.

         6.11 UNDER NO CIRCUMSTANCES SHALL SUNGARD OR ANY THIRD PARTY PROVIDERS BE LIABLE FOR TRUTH, ACCURACY, SEQUENCE, TIMELINESS OR COMPLETENESS OF ANY INFORMATION (INCLUDING THIRD PARTY DATA AND SERVICES) PROVIDED BY OR PROCESSED BY THE SYSTEM OR SUCH THIRD PARTY PROVIDERS, FOR ANY INCONVENIENCE CAUSED BY THE LOSS OF THE THIRD PARTY DATA AND SERVICES OR FOR ERRORS, MISTAKES OR OMISSIONS THEREIN OR FOR ANY DELAYS OR INTERRUPTIONS IN THE OPERATION OF THE SYSTEM OR THE THIRD PARTY DATA AND SERVICES FROM WHATEVER CAUSE. UNDER NO CIRCUMSTANCES SHALL SUNGARD OR ANY THIRD PARTY PROVIDER BE LIABLE TO CUSTOMER OR ANY OTHER PERSON FOR TRADING LOSSES, LOST REVENUES, LOST PROFITS, LOSS OF BUSINESS, OR ANY OTHER LOSSES RESULTING FROM CUSTOMER'S USE OF THE SYSTEM OR THE SERVICES PROVIDED HEREUNDER OR THE THIRD PARTY DATA AND SERVICES, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT, OR OTHERWISE, WHETHER OR NOT FORESEEABLE, EVEN IF SUNGARD AND/OR SUCH THIRD PARTY PROVIDERS HAVE BEEN ADVISED OR WERE AWARE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES, UNLESS ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY.

         6.12 OTHER LIMITATIONS. The warranties made by SunGard in this Agreement, and the obligations of SunGard under this Agreement, run only to Customer and not to its affiliates, its customers or any other persons. Under no circumstances shall any other person be considered a third party beneficiary of this Agreement or otherwise entitled to any rights or remedies under this Agreement. Customer shall have no rights or remedies against SunGard except as specifically provided in this Agreement. No action or claim of any type relating to this Agreement may be brought or made by Customer more than one (1) year after Customer first has knowledge of the basis for the action or claim.

         6.13 THIRD PARTY DATA AND SERVICES - CONDITIONS OF USE.

         (a) Customer hereby acknowledges and agrees that the Third Party Data and Services provided under this Agreement by SunGard rely on, and require data and services provided by, the Third Party Providers, that the Third Party Data and Services contain information obtained, selected and consolidated by the Third Party Providers under the authority of the Third Party Providers, and that Customer's use of the Third Party Data and Services is authorized and regulated by the Third Party Providers.

         (b) The Third Party Data and Services are provided to Customer on an "as is" basis. None of SunGard nor the Third Party Providers warrants that the Third Party Data and Services are free from libelous or privacy-invasive content.

         (c) Customer hereby acknowledges and agrees that the Third Party Providers may require changes to the content, format and availability of the Third Party Data and Services and pricing thereof in connection with the Third Party Providers provision of their respective Third Party Data and Services. Further, the use of the Third Party Data and Services is subject to terms and conditions imposed by the Third Party Providers ("Third Party Conditions"), which may be changed from time to time in the sole discretion of the Third Party Providers. The Third Party Conditions as of the date of this Agreement are set forth on Schedule E. Any required changes to content, format, availability, pricing or other Third Party Conditions shall be made a part of this Agreement by SunGard's written notice of any such changes to Customer. For a thirty (30) day period after receiving such notice from SunGard, Customer may reject such changes and terminate the affected Third Party Data or Service by written notice to SunGard. If such notice is not received by SunGard within such thirty (30) day period, this Agreement shall be modified by such changes, and shall remain in full force and effect.

         (d) Customer further acknowledges that the Third Party Providers may modify the data they provide, discontinue availability of data they provide, modify the rules concerning availability and applicable royalty fees of news, historical data, real-time data, delayed data or any other data they provide, and/or make modifications in the Third Party Data and Services that are determined by the Third Party Providers to be necessary to comply with applicable law and orders and rulings of governmental agencies and self-regulatory organizations having jurisdiction over the Third Party Providers, in which case SunGard and the Third Party Providers may not be held responsible for such modification and discontinuance. Provision of the Third Party Data and Services by SunGard hereunder does not imply that any of the Third Party Providers has sponsored or endorsed the System Services.

7.   CONFIDENTIALITY, OWNERSHIP AND RESTRICTIVE COVENANTS

         7.1 CONFIDENTIAL INFORMATION. All business information disclosed by one party to the other in connection with this Agreement shall be treated as confidential information unless it is or later becomes publicly available through no fault of the other party or it was or later is rightfully developed or obtained by the other party from independent sources free from any duty of confidentiality. Each party's confidential information shall be held in strict confidence by the other party, using the same standard of care as it uses to protect its own confidential information (but in no event less than commercially reasonable care), and shall not be used or disclosed by the other party for any purpose except as necessary to implement or perform this Agreement, or except as required by law provided that the other party is given a reasonable opportunity to obtain a protective order. Without limiting the generality of the foregoing, such confidential information shall include Customer Data and the details of Customer's computer operations. Customer Data shall be and remain the property of Customer.

         7.2 SUNGARD'S PROPRIETARY ITEMS. Customer acknowledges that the System and Documentation, the object code and the source code for the System, the name of the System, the visual expressions, screen formats, report formats and other design features of the System, all ideas, methods, algorithms, formulae and concepts used in developing and/or incorporated into the System or Documentation, all future modifications, revisions, updates, releases, refinements, improvements and enhancements of the System or Documentation, all derivative works based upon any of the foregoing, and all copies of the foregoing (referred to, collectively, as "Proprietary Items") are trade secrets and proprietary property of SunGard, having great commercial value to SunGard. Customer acknowledges that the restrictions in this Agreement are reasonable and necessary to protect SunGard's legitimate business interests.

         7.3 OWNERSHIP RIGHTS.

         (a) All Proprietary Items provided to Customer under this Agreement are being provided on a strictly confidential and limited use basis. Title to all Proprietary Items and all related patent, copyright, trademark, service mark, trade secret, intellectual property and other ownership rights shall remain exclusively with SunGard, even with respect to such items that were created by SunGard specifically for or on behalf of Customer. This Agreement is not an agreement of sale, and no title, patent, copyright, trademark, service mark, trade secret, intellectual property or other ownership rights to any Proprietary Items are transferred to Customer by virtue of this Agreement. All copies of Proprietary Items in Customer's possession shall remain the exclusive property of SunGard and shall be deemed to be on loan to Customer during the term of this Agreement.

         (b) All Customer Data provided to SunGard under this Agreement is being provided on a limited use basis. As between SunGard and Customer and except for any third party data Customer Data shall be and remain the property of Customer at all times. SunGard shall not withhold any Customer Data as a means of resolving any dispute. Customer Data shall not be used by SunGard for any purpose other than that of rendering the System Services under this Agreement. SunGard will not sell, assign, lease or otherwise transfer the Customer Data third parties or otherwise commercially exploit the Customer Data on behalf of SunGard. All copies of Customer's Data in SunGard's possession shall remain the exclusive property of Customer and shall be deemed to be on loan to SunGard during the term of this Agreement.


7.4  DISCLOSURE RESTRICTIONS.

         (a) All Proprietary Items in Customer's possession, whether or not authorized, shall be held in strict confidence by Customer, and Customer shall take all steps reasonably necessary to preserve the confidentiality thereof. Customer shall not, directly or indirectly, communicate, publish, display, loan, give or otherwise disclose any Proprietary Item to any person, or permit any person to have access to or possession of any Proprietary Item. Customer shall limit its use of and access to Proprietary Items to only those of its employees whose responsibilities require such use or access. Customer shall advise all such employees, before they receive access to or possession of any Proprietary Items, of the confidential nature of the Proprietary Items and require them to abide by the terms of this Agreement. Customer shall be liable for any breach of this Agreement by any of its employees or any other person who obtains access to or possession of any Proprietary Item from or through Customer.

         (b) All Customer Data in SunGard's possession, whether or not authorized, shall be held in strict confidence by SunGard, and SunGard shall take all steps reasonably necessary to preserve the confidentiality thereof. SunGard shall not, directly or indirectly, communicate, publish, display, loan, give or otherwise disclose any Customer Data to any person, or permit any person to have access to or possession of any Customer Data. SunGard shall limit its use of and access to Customer Data to only those of its employees whose responsibilities require such use or access. SunGard shall advise all such employees, before they receive access to or possession of any Customer Data, of the confidential nature of the Customer Data and require them to abide by the terms of this Agreement. SunGard shall be liable for any breach of this Agreement by any of its employees or any other person who obtains access to or possession of any Customer Data from or through SunGard. The provisions in this Section 7.4(b) shall only apply (i) to Customer Data unless it is or later becomes publicly available through no fault of SunGard or it was or later is rightfully developed or obtained by SunGard from independent sources free from any duty of confidentiality; and
               (ii) except as necessary to implement or perform this Agreement, or except as required by law provided that Customer is given a reasonable opportunity to obtain a protective order.


         7.5 USE RESTRICTIONS. Customer shall not do, nor shall it permit any other person to do, any of the following:

         (a) use any Proprietary Item for any purpose, at any location or in any manner not specifically authorized by this Agreement; or

         (b) make or retain any copy of any Proprietary Item except as specifically authorized by this Agreement; or

         (c) create or recreate the source code for the System, or re-engineer, reverse engineer, decompile or disassemble the System; or

         (d) modify, adapt, translate or create derivative works based upon the System or Documentation, or combine or merge any part of the System or Documentation with or into any other software or documentation; or

         (e) refer to or otherwise use any Proprietary Item as part of any effort to develop a program having any functional attributes, visual expressions or other features similar to those of the System or to compete with SunGard; or

         (f) remove, erase or tamper with any copyright or other proprietary notice printed or stamped on, affixed to, or encoded or recorded in any Proprietary Item, or fail to preserve all copyright and other proprietary notices in any copy of any Proprietary Item made by Customer; or

         (g) sell, market, license, sublicense, distribute or otherwise grant to any person, including any outsourcer, vendor, consultant or partner, any right to use any Proprietary Item, whether on Customer's behalf or otherwise; or

         (h) use the System to conduct any type of service bureau or timesharing operation or to provide remote processing, network processing, network communications or similar services to any person, whether on a fee basis or otherwise; or

         (i)   attempt to do any of the foregoing.

         7.6 NOTICE AND REMEDY OF BREACHES. Each party shall promptly give written notice to the other (in accordance with Section 9.1) of any actual or suspected breach by it of any of the provisions of this Section 7, whether or not intentional, and the breaching party shall, at its expense, take all steps reasonably requested by the other party to prevent or remedy the breach.

         7.7 AUDIT. SunGard may, at its expense and by giving reasonable advance written notice to Customer (in accordance with Section 9.1), enter Customer locations during normal business hours and audit the number of copies of the Documentation in Customer's possession and information pertaining to Customer's compliance with the provisions of this Section 7. If SunGard discovers that Customer is not in compliance with the provisions of this Section 7 in any material respect, then Customer shall reimburse SunGard for the expenses incurred by SunGard in conducting the audit.

         7.8 ENFORCEMENT. Each party acknowledges that any breach of any of the provisions of this Section shall result in irreparable injury to the other party for which money damages could not adequately compensate. If there is a breach, then each party shall be entitled, in addition to all other rights and remedies which such party may have at law or in equity, to have a decree of specific performance or an injunction issued by any competent court, requiring the breach to be cured or enjoining all persons involved from continuing the breach. The existence of any claim or cause of action which each party or any other person may have against the other party shall not constitute a defense or bar to the enforcement of any of the provisions of this Section 7.

8.   TERMINATION

         8.1 INITIAL TERM; RENEWAL. The term of this Agreement begins on the Effective Date stated on the first page of this Agreement and shall be coterminous with the Remote Processing Agreement between Customer and SunGard's affiliate, SunGard Financial Systems Inc. and dated December 6, 2000, unless and until terminated in accordance with this Section 8 or any other section of this Agreement. SunGard or Customer may terminate this Agreement effective as of the end of the Initial Term or the end of any one -year renewal term by giving at least ninety (90) days advance written notice of termination (in accordance with Section 9.1) to the other.

         8.2 TERMINATION BY CUSTOMER. Customer may immediately terminate this Agreement immediately upon notice to SunGard (in accordance with Section 9.1) upon the occurrence of any of the following events:

         (a) SunGard breaches, in any material respect, any of the provisions of Section 7 or Section 9.3.

         (a) SunGard breaches any of its other obligations under this Agreement and does not cure the breach within thirty (30) days after Customer gives written notice to SunGard (in accordance with Section 9.1) describing the breach in reasonable detail.

         (b) Bankruptcy, insolvency, dissolution or liquidation proceedings of any nature are instituted by or against SunGard or SunGard discontinues all or a significant part of its business operations.

         8.3 TERMINATION BY SUNGARD. SunGard may immediately terminate this Agreement, by giving written notice of termination to Customer (in accordance with Section 9.1), upon the occurrence of any of the following events:

         (a) Customer fails to pay to SunGard, within ten (10) days after SunGard makes written demand therefor, any past-due amount payable under this Agreement including interest thereon that is not the subject of a good faith dispute as to which Customer has given written notice to SunGard (in accordance with Section 9.1) explaining its position in reasonable detail.

         (b) Customer breaches, in any material respect, any of the provisions of Section 7 or Section 9.3.

         (c) Customer breaches any of its other obligations under this Agreement and does not cure the breach within thirty (30) days after SunGard gives written notice to Customer (in accordance with Section 9.1) describing the breach in reasonable detail.

         (d) Bankruptcy, insolvency, dissolution or liquidation proceedings of any nature are instituted by or against Customer or Customer discontinues all or a significant part of its business operations.

         8.4 SUSPENSION OF SERVICES. On the occurrence of any event which would permit SunGard to terminate this Agreement under Section 8.3, in addition to all other rights and remedies which SunGard may have at law or in equity, SunGard may, without terminating this Agreement, and in its sole discretion by providing a valid Suspension Notice (as defined below) to Customer and provided that Customer has not cured the breach prior to the suspension effective date in the Suspension Notice, suspend performance of any or all of its services under this Agreement and/or activate internal controls in the System that are designed to deny Customer access to the System Services and files, until and unless SunGard determines, in its sole discretion and upon whatever reasonable conditions SunGard chooses to impose on Customer, to resume performance of some or all of the suspended services or allow Customer access to the System Services and files. A Suspension Notice (i) will be delivered in accordance with Section 9.1 with an additional copy to Customer's General Counsel at the same address, (ii) will include a description of the breach that is the basis for the suspension,
(iii) will include a suspension effective date, which may not be less than thirty (30) days from the date of the Suspension Notice and (iv) will state that the suspension will occur unless Customer cures the breach prior to the suspension effective date.

         8.5 EFFECT OF TERMINATION. Upon a termination of this Agreement, whether under this Section 8 or otherwise, Customer shall immediately cease all use of the System Services, Documentation and other Proprietary Items, Customer shall promptly return to SunGard all copies of the Documentation and any other Proprietary Items then in Customer's possession. Customer shall remain liable for all payments due to SunGard through the date of termination. Within thirty
(30) days after termination of this Agreement, Customer shall give notice to SunGard (in accordance with Section 9.1) containing reasonable instructions regarding the disposition of tapes, data, files and other property belonging to Customer (including Confidential Information) and then in SunGard's possession. SunGard shall comply with that notice, except that SunGard may retain all such property until SunGard receives all payments due to SunGard under this Agreement. Upon request contained in such notice, SunGard shall convert Customer's data to machine readable form to the extent practicable and at Customer's expense. If Customer fails to give that notice within thirty (30) days after termination of this Agreement, shall send such property to Customer at the Address listed on Schedule A. The provisions of Sections 5, 6, 7 and 9 shall survive any termination of this Agreement, whether under this Section 8 or otherwise.

9.   OTHER PROVISIONS

         9.1 NOTICE. All notices, consents and other communications under or regarding this Agreement shall be in writing and shall be deemed to have been received on the earlier of the date of actual receipt, the third business day after being mailed by first class certified air mail, or the first business day after being sent by a reputable overnight delivery service. Any notice may be given by facsimile, provided that signed written original is sent by one of the foregoing methods within twenty-four (24) hours thereafter. Customer's address for notices is stated on Schedule A. SunGard's address for notices is 4200 St. Laurent Boulevard, Suite 1100, Montreal, Quebec, Canada, Attention: President. Either party may change its address for notices by giving written notice of the new address to the other party in accordance with this Section 9.1.

         9.2 DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

         (a) "affiliate" means, with respect to a specified person, any person which directly or indirectly controls, is controlled by, or is under common control with the specified person as of the date of this Agreement, for as long as such relationship remains in effect.

         (b) "copy" means any paper, disk, tape, film, memory device, or other material or object on or in which any words, object code, source code or other symbols are written, recorded or encoded, whether permanent or transitory.

         (c) "Customer Material" means the data, designs, plans, specifications, invitations, improvements, works or other materials provided by or on behalf of Customer for inclusion in the System, System Services or Documentation.

         (d) "Errors" means failures of the System to perform in accordance with the Documentation.

         (e) "Exchanges" means the various agencies, including The Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange, the New York Stock Exchange, American Stock Exchange, Pacific Stock Exchange, Midwest Stock Exchange,

               NASDAQ, the Consolidated Tape Association and the Option Price Reporting Authority Delayed, and others as applicable.

         (f)   "including" means including but not limited to.

         (a) "person" means any individual, sole proprietorship, joint venture, partnership, corporation, company, firm, bank, association, cooperative, trust, estate, government, governmental agency, regulatory authority, or other entity of any nature.

         (h) "Third Party Providers" means the Exchanges and any other third party which provides services or data to SunGard, including its data feed providers.

         9.3 PARTIES IN INTEREST. This Agreement shall bind, benefit and be enforceable by and against SunGard and Customer and, to the extent permitted hereby, their respective successors and assigns. Neither party shall assign this Agreement or any of its rights hereunder (whether by operation of law or otherwise), nor delegate any of its obligations hereunder, without the other party's prior written consent. Consent shall not be unreasonably withheld in the case of an assignment to a purchaser of or a successor to substantially all of the other party's business, or to an affiliate of the other party, provided that the party entitled to give such consent receives prior notice (in accordance with Section 9.1) of the assignment and the successor agrees in writing to be bound by the terms of this Agreement. Any change in control of Customer, and any assignment by merger or otherwise by operation of law, shall constitute an assignment of this Agreement by Customer for purposes of this Section 9.3.

         9.4 RELATIONSHIP. The relationship between the parties created by this Agreement is that of independent contractors and not partners, joint venturers or agents.

         9.5 EMPLOYEES. Except where the other party expressly authorizes in writing in advance, neither party shall, directly or indirectly (through one or more subsidiaries or other controlled entities), hire or offer to hire any programmer or data processing employee or contractor of the other party at any time when such person is employed or engaged by the other party or during the six (6) months after such employment or engagement ends. For purposes of this provision, "hire" means to employ as an employee or to engage as an independent contractor, whether on a full-time, part-time or temporary basis. This provision will remain in effect during the term of this Agreement and for a period of one
(1) year after expiration or termination of this Agreement.

         9.6 ENTIRE UNDERSTANDING. This Agreement, which includes and incorporates the Schedules referred to herein, states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, marketing materials, negotiations and other written or oral communications between the parties with respect to the subject matter of this Agreement. Any written, printed or other materials which SunGard provides to Customer that are not included in the Documentation are provided on an "as is" basis, without warranty, and solely as an accommodation to Customer.

         9.7 MODIFICATION AND WAIVER. No modification of this Agreement, and no waiver of any breach of this Agreement, shall be effective unless in writing and signed by an authorized representative of the party against whom enforcement is sought. No waiver of any breach of this Agreement, and no course of dealing between the parties, shall be construed as a waiver of any subsequent breach of this Agreement.

         9.8 SEVERABILITY. A determination that any provision of this Agreement is invalid or unenforceable shall not affect the other provisions of this Agreement.

         9.9 HEADINGS. Section headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

         9.10 JURISDICTION AND PROCESS. In any action relating to this Agreement, (a) each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the State of New York, (b) each of the parties irrevocably waives the right to trial by jury,
(c) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which the party is to receive notice in accordance with Section 9.1, and (d) the prevailing party shall be entitled to recover its reasonable and documented attorney's fees (including, if applicable, charges for in-house counsel), court costs and other legal expenses from the other party.

         9.11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE OF LAW.

         9.12 Language. The parties declare that they have requested that this Agreement and all documents relating thereto be drawn up in the English language; Les parties declarent par les presentes qu'elles exigent que cette entente et tous les documents soient redigees dans la langue anglaise.

                                   SCHEDULE A
                         TO REMOTE PROCESSING AGREEMENT

                               DATED JUNE 5, 2001

                 SYSTEM, SYSTEM SERVICES AND RELATED INFORMATION

SYSTEM:

     WEBSERV (including Feature Sets described in Phase 1 below)

     WebServ provides the connection between CBNY Investment Services Corp.'s clients and CBNY Investment Services Corp. on the WorldWideWeb. WebServ has been built utilizing WebTemplate technology that SunGard EMS has created called BrokerWare Markup Language (BML). This allows the graphical designer to easily join the functional components of the Web Site (for example account inquiry and stock baskets) to the graphical elements of the site. The site design can either be guided, where SunGard EMS works with CBNY Investment Services Corp. to design completion, or the site can have the design provided outright by CBNY Investment Services Corp.

     BACKGATE (including Feature Sets described in Phase 1 below)

     BackGate is a gateway that receives messages inbound from Web and any other client Access Server, and submits the transaction to the back office or to the Mid Office Solution through the best means defined by Phase 3.

     PROFILESERV (including Feature Sets described in Phase 1 below)

     The ProfileServ interface handles the management of user profiles. With an inherent language switch, it facilitates the multi language capabilities that sites often require now. ProfileServ's modular options facilitate a number of requirements. Profile Billing modules provide CBNY Investment Services Corp with a completely customizable (by SunGard EMS with direction from CBNY Investment Services Corp) plan for clients. This module allows Customer to control what is charged to the client, what value it has in relation to trades, as well as what is absorbed by CBNY Investment Services Corp .

     MID-OFFICE SERVER

     The BrokerWare Mid Office Server complements BackGate and will act as a front-end access server to a back office. On one side, the Mid Office Server will connect to BackGate and on the other side with the Phase3 back office. Mid Office Server's Oracle databases will be updated in real-time from Phase3's replication system. Mid Office Server allows for a fast response time for account inquiries, extended abilities for order editing, and review and release capabilities for orders. Queries coming from the BackGate will be answered by accessing the Mid Office Server's real-time replicated databases. Orders will be acted upon with edit checks and business rules in the Mid Office Server and routed appropriately.

PHASE 1:

FEATURE SETS:

SunGard will provide the following software requirements:

------------------------------------------------------------------------------------------------------------------------------------
WEB FEATURES
------------------------------------------------------------------------------------------------------------------------------------
Logon                                       Access control feature that provides security on the site
------------------------------------------------------------------------------------------------------------------------------------
Multiple Trading Account Access             Allows the client to interactively change his login.

                                            A user can have one main account and, within that account, have several trading accounts, all of which are protected with different trading passwords. The trading accounts are called SunGard BrokerWare accounts because they are housed in the SunGard
                                            Brokerware Servers. For example, it is possible to have an entire family (with each member holding several accounts) under one main account. The user can select the appropriate account (usually listed in a pull down menu) from the web interface to automatically pull up the account he/she wishes to display and/or work in.

                                            The main account and the trading accounts are protected by different passwords. The main account password is prompted on login; the trading passwords are prompted in the verification screen of an order. (Maximum of 10 accounts)

                                            Registered Reps will each have a password to log into the site which will enable each
                                            Registered Rep to have access to all of such Registered Reps' client accounts by entering in the client's account number.
------------------------------------------------------------------------------------------------------------------------------------
Change Password                             Allows the user to maintain multiple trading profiles under one main account. A user can then have one main account and, within that account, have several trading accounts, all of which are protected with different trading passwords.
------------------------------------------------------------------------------------------------------------------------------------
Customized Home Page                        Allows the users to customize their home page and display only the information that they desire.
------------------------------------------------------------------------------------------------------------------------------------
View Billing                                The reward points system that allows users use market data services according to a volume of points that is allotted.
------------------------------------------------------------------------------------------------------------------------------------
Account Summary                             Provides the client with a view of holdings based on the breakdowns within a given account.
------------------------------------------------------------------------------------------------------------------------------------
List Orders                                 User's current pending orders, page includes the transaction's action type (buy/sell), quantity, company description, symbol, price, status and order ID. From this page the user can cancel an order, modify it or view its specifics in more detail.
------------------------------------------------------------------------------------------------------------------------------------
Order Details                               Details the status and terms of pending orders.
------------------------------------------------------------------------------------------------------------------------------------
Positions                                   Provides a picture to the client of what holdings are currently present within the brokerage firm.
------------------------------------------------------------------------------------------------------------------------------------
Transaction History                         Provides a list of transactions that have occurred in the back office for the selected account.
------------------------------------------------------------------------------------------------------------------------------------
Client Management                           Stand-alone module interface for brokerage firm representatives to manage their client accounts, authorizations, activity and entitlements. Functions include account creation, demographic
------------------------------------------------------------------------------------------------------------------------------------


                                                                   Page 21 of 34

------------------------------------------------------------------------------------------------------------------------------------
                                            data, and entitlement settings
------------------------------------------------------------------------------------------------------------------------------------
Daily Message                               Allows a brokerage firm to post a message on their website, to be viewed by all the users.
------------------------------------------------------------------------------------------------------------------------------------
Note Banners                                Notes allow the broker to send unsolicited messages to a subset of users or to an individual customer.

                                            The Note feature is not dynamic. A note cannot be uploaded to a screen that the client it currently viewing. It is uploaded with the next screen. The note is usually displayed until acknowledged, which clears the screen and stores it in an archive section.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
Configuration & Set-up
--------------------------------------------
Profile Billing Configuration
--------------------------------------------
BackGate set-up
--------------------------------------------

INITIAL FEES:

Upfront for Feature Sets, Configuration & Set-up and Standard Web Design with Classic Customization: $****

Classic Customization includes update of Standard Web Design for Customer's logos, colors, re-sizing of frames, changing of page titles and certain page elements, insertion of background graphics within pages or tables, customization of chart graphics and a customized set of buttons.

Adaptation Fees: Customized Web Design and Template Integration: Time &
                 Materials
Total Initial Fees:  $**** plus any Adaptation Fees

The Initial Fees are payable as follows: (i) 40% upon the execution of this Agreement, (ii) 40% on the live date of the System and (iii) 20% 30 days following the live date of the System.

SUNGARD MONTHLY FEES:
--------------------------------------------------------------------------------
Monthly Service Bureau                                                Per month
--------------------------------------------------------------------------------
Cost Per Client Per Month
--------------------------------------------------------------------------------
Up to 2,000 users & 5 Registered Reps (except                         ****/month
provided that Customer may have up to 25 reps
before the number of users reaches 2,000)
--------------------------------------------------------------------------------
Additional users over 2,000                              **** per user per month
--------------------------------------------------------------------------------
Additional Registered Reps( over 5 Reps after            $**** per Rep per month
users reach 2,000 or 25 reps before number of
users reaches 2000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Passthru Items
--------------------------------------------------------------------------------
Communication to Phase3 and Phase3's costs                         As per Phase3
including replication to Mid Office Server
addressed by Customer
--------------------------------------------------------------------------------
Royalties from Exchanges.                                       As per Exchanges
SunGard EMS Reports to Exchanges
--------------------------------------------------------------------------------
Telco                                                               As per Telco
--------------------------------------------------------------------------------

          Minimum Monthly Fee:  $****/month
          Increase limitation:  not to exceed ****% after the 2nd year as prescribed in Section 5.8 herein


OTHER SERVICE FEES:

--------------------------------------------------------------------------------
Services                                                                     $US
--------------------------------------------------------------------------------
WEB BANDWIDTH
--------------------------------------------------------------------------------
Page Views per view                                                        ****
--------------------------------------------------------------------------------
ADMIN ACCESS FOR CLIENT REMOTE MGT.
--------------------------------------------------------------------------------
     Two administrator HTML access accounts                            Included
--------------------------------------------------------------------------------
     Allows the following functionality:
--------------------------------------------------------------------------------
         Account creation, modification,
--------------------------------------------------------------------------------
         Entitlement management, user reports
--------------------------------------------------------------------------------
         HTML hits review
--------------------------------------------------------------------------------
         Order log access
--------------------------------------------------------------------------------
     Additional HTML access accounts                                 ****/month
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Standard Support                                                      Included
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CUSTOMER DATA:

     Customer shall supply the account information for the Third Party Users which is required to maintain the end user accounts that are stored within the System.

PHASE 2 OPTION: Customer shall have the option ("Option"), exercisable at any time during the six month period commencing on the live date of the System (the "Option Period"), to add the feature sets described below, at the prices set forth below ("Phase 2 Option Prices"). Provided, however, that if Customer shall not have exercised the Option prior to the termination of the Option Period, the Option shall expire and be of no further force or effect.



PHASE 2 FEATURE SETS:


--------------------------------------------------------------------------------
WEB FEATURES
--------------------------------------------------------------------------------
Change Trading Password              Allows the client to interactively change
                                     his trading passwords
--------------------------------------------------------------------------------
Quotes                               Allows the client to access quotes on
                                     stocks, mutual funds, indices and
                                     currencies.
--------------------------------------------------------------------------------
Time & Sales Quotes                  This option monitors ongoing trades on
                                     specific issues. Information is displayed
                                     in a table and identifies the seller/buyer,
                                     and the volume, price and time of the
                                     traded securities.
--------------------------------------------------------------------------------
Fundamental Quote                    Provides core financial information on all
                                     financial products for which
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     fundamental information is offered. The
                                     available fields are numerous but are
                                     exchange dependant (Earnings Per Share, PE
                                     Ratio, 52 Weeks High and Low, Last Split
                                     Date, Dividend Frequency)
--------------------------------------------------------------------------------
Option Chains                        Allows users to receive the list of
                                     outstanding option and leap quotes for a
                                     given symbol. Data can be sorted by expiry
                                     month or strike price.
--------------------------------------------------------------------------------
Advanced Charting                    Allows the client access to three
                                     categories of charts: Historical, Intraday,
                                     Comparative. Also allows the user to define
                                     up to three moving averages to overlay on
                                     historical charts. The user can also
                                     display a graph with different technical
                                     indicators such as Bollinger Band, MACD,
                                     and Stochastic... Calculation parameters
                                     can be customized as well.
--------------------------------------------------------------------------------
News                                 Allows the client to filter and access news
                                     items in several different ways: as they
                                     come in, on all symbols, from all
                                     newswires; related to a ticker symbol, from
                                     a specified newswire, and regularly
                                     released news (such as market summaries).
--------------------------------------------------------------------------------
Baskets                              Baskets provide each user with lists of
                                     symbols so that they do not have to always
                                     retype the symbols to receive market data.
--------------------------------------------------------------------------------
Research                             Allows the brokerage firm to publish
                                     research from third-party providers as well
                                     as their own research, created in-house and
                                     published with the use of Publisher
--------------------------------------------------------------------------------
Top 100                              WebTop100 allows the user to request the
                                     standard Top 100 performers by market
--------------------------------------------------------------------------------
Symbol Search                        Symbol search engine for stocks, options,
                                     mutual funds, and indices that retrieves
                                     ticker symbols by their company's name.
--------------------------------------------------------------------------------
Alarm Set                            Allows user-customized alerts to be sent to
                                     e-mail address. Alerts can trigger when a
                                     security reaches a certain price, bid, ask,
                                     volume, when
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     news is released or when a transaction has
                                     been confirmed as filled.
--------------------------------------------------------------------------------
Research Publisher                   Window's application that allows for easy
                                     and instantaneous publishing of research
                                     reports to a brokerage's web site
--------------------------------------------------------------------------------
Context Sensitive Help               Interactive help section that allows users
                                     to obtain information on how to use the
                                     trading site7
--------------------------------------------------------------------------------
Trade Equity                         Enables Equity trading for retail clients.
--------------------------------------------------------------------------------
Trade Option                         Enables Option trading for retail clients
--------------------------------------------------------------------------------
Trade Mutual Fund                    Enables Mutual Funds trading for retail
                                     clients.
--------------------------------------------------------------------------------

PHASE 2 OPTION PRICES:

--------------------------------------------------------------------------------
ASP Solutions - Phase2                                                   %US
--------------------------------------------------------------------------------
Upfront Set up costs                                                        ****
--------------------------------------------------------------------------------
Cost per Client on Mid Office Server                                        ****
--------------------------------------------------------------------------------
Cost per Review & Release terminal                                    ****/month
--------------------------------------------------------------------------------
Mid office Server Standard Edits                                        Included
--------------------------------------------------------------------------------
Customized Edits                                                Time & Materials
--------------------------------------------------------------------------------
Passthru Items
--------------------------------------------------------------------------------
Communication to Phase3 and Phase3's costs including               As per Phase3
replication to Mid Office Server addressed by CBNY
--------------------------------------------------------------------------------
Royalties from Exchanges.  SunGard EMS Reports to Exchanges     As per Exchanges
--------------------------------------------------------------------------------

                                   SCHEDULE B
                         TO REMOTE PROCESSING AGREEMENT
                               DATED JUNE 5, 2001

                              CUSTOMER INFORMATION

INITIAL TERM: Coterminous with the Remote Processing Agreement between Customer and SunGard's affiliate, SunGard Financial Systems Inc. dated December
   6, 2000.

NUMBER OF URLS:   1

OTHERVOLUME LIMITS: WebServ, ProfileServ, and BackGate: Customer shall provide
   SunGard with reasonable and adequate prior written notice of any proposed increases in the volumes described below in order for SunGard and Customer to mutually agree to and implement appropriate growth planning. Provided Customer shall provide SunGard such notice in accordance with Section 9.1 and SunGard and Customer agree on implementation, acting reasonably, the volume is limited to the estimated growth rate in conjunction with the appropriate defined user profiles. The notice specified by this section shall be required only (i) after Customer reaches 2,000 Third Party Users and (ii) if Customer intends to increase its number of users, including registered reps and Third Party Users, by 10% or more in any quarter.

OTHER ACCESS LIMITATIONS: The System is limited to one URL.

ADDRESS FOR INVOICES:

     Donald J. Linton
     First Vice President
     320 Park Avenue - 21st Floor
     New York, New York  10022
     Phone (212) 409-3890

ADDRESS FOR NOTICES:

     Jose A. Paulucci
     President
     320 Park Avenue - 21st Floor
     New York, New York  10022
     Phone (212) 409-3890

With a copy to Patricia Cappeto at the same address.

                                   SCHEDULE C
                         TO REMOTE PROCESSING AGREEMENT

                               DATED JUNE 5, 2001

                             CERTAIN BUSINESS TERMS

SCHEDULED IMPLEMENTATION DATE:

DESCRIPTION
OF IMPLEMENTATION SERVICES:

           o  SunGard will install and set up hardware on SunGard premises.

     In addition, the following will also be performed by SunGard, by no later than the above scheduled implementation date:

           o  Business order rules establishment per Customer requirements
           o  Provision of ProfileServ initial content billing strategy

PROFESSIONAL SERVICES FEES:

STANDARD              a maximum of $**** per day
PROFESSIONAL FEE      $ **** per hour for variable support from
RATES IN EFFECT ON    SunGard's premises
SCHEDULE              $ **** per hour for variable support at Customer's site
DATE

OTHER FEES: None

                                   SCHEDULE D
                         TO REMOTE PROCESSING AGREEMENT
                               DATED JUNE 5, 2001

                                  SUPPORT TERMS

1.   Customer's Support Plan: (Check applicable box):

[X] Standard Support:  8:00 a.m. - 18:00 p.m. Eastern Time
                       (Monday - Friday)

Extended Support: 24 hours/day, 5 days per week (from 00:01 hours Monday to
                                                24:00 hours Friday)

Full Support:  24 hours/day, 7 days per week

The Support Plans consist of support for errors in production that are material, not cosmetic and restrict service to Third Party Users.

2.   Notification of Errors. The telephone number for SunGard's support desk is
     (514) 982-6687, extension 226. Customer should call the support desk in order to report an Error. When reporting any Error, Customer shall provide reasonably detailed documentation and explanation, together with underlying data, to substantiate the Error and to assist SunGard in its efforts to diagnose and correct the Error. SunGard will provide Customer with notification of any changes to the support desk contact number or any other support contacts.

3. Response Time: SunGard shall perform support services on an on-call basis. Except for delays arising out of causes beyond the control of and without the fault or negligence of SunGard, SunGard's maintenance personnel shall normally respond to the call within thirty (30) minutes and for Errors that render continued use of the System either impossible or seriously impractical and either interrupts production by Customer or makes continued production substantially costly to Customer, SunGard will promptly commence efforts to diagnose and remedy the error or provide a workaround. For all other Errors, SunGard shall work with Customer to document the Error through mutually established standards and such Errors shall be resolved according to mutually agreed priorities.

4. Scheduled Maintenance Periods: SunGard reserves the right to use the scheduled maintenance periods set forth below to carry out its support obligations and to carry out whatever preventive maintenance it judges reasonably necessary to better fulfill such obligations in the future. Customer agrees that the execution of this provision may periodically cause brief service restriction to Customer's customers during such periods, and shall be an excuse to performance under the Agreement.

Scheduled Maintenance Periods are as follows:

Weekdays (except Holidays):                 6:30 to 8:00 a.m. Eastern Time
Saturdays:                                  9:00 to 11:30 a.m. Eastern Time

Holidays are Saturday, Sunday, or any days that the Canadian and United States securities markets are closed. SunGard may change the Scheduled Maintenance Periods upon thirty days prior notice to Customer.

5. Exclusions: Customer's Support Plan does not include: (i) Customer change requests; (ii) any additions or modifications to hardware; (iii) any upgrades to/failures of operating systems or other third party software;
     (iv) services which would be impractical for SunGard engineers to render because of alterations to equipment or software made by or on behalf of Customer; (v) Customer training; (vi) system/password/script changes; (vii) items covered by variable support; (viii) installation of Releases; and
     (ix) any other services specifically excluded in this Agreement.

6. Variable Support Charges: Variable support charges apply for support which consists of support for Errors which are material, not cosmetic and which restrict service to Customer's customers outside of Customer's select Support Plan hours and also to respond to questions or assistance in resolving problems caused by Customer or a third party outside SunGard office hours. Variable support will be provided at the then applicable Professional Fee Rate set forth in this Schedule C subject to a minimum unit of four hours and thereafter in incremental units of 30 minutes.

                                   SCHEDULE E
                         TO REMOTE PROCESSING AGREEMENT
                               DATED JUNE 5, 2001

                       THIRD PARTY DATA AND SERVICES TERMS

Customer is not requiring any Third Party Data or Services at this time. When it acquires such Third Party Data or Services, the following provisions shall apply.

1. Term Periods of Third Party Data and Services. Unless otherwise specified in this Schedule E, the term period of each Third Party Data or Service set forth herein is two (2) years, commencing on the delivery date of such Third Party Data or Service.

2. Support of Web Infrastructure. SunGard will be responsible for the operation and maintenance of the communication links, shared servers and dedicated gateways required to process all market data and news feeds in connection with Customer's provision of services to its customers which include providing real-time and delayed market data, market summary, historical chart, newswire and/or symbol search services to its customers and via the Internet.

3. Services. SunGard will provide to Customer's customers the following market data and services:

--------------------------------------------------------------------------------
Data Services                                                               $US
--------------------------------------------------------------------------------
SYMBOL SEARCH SERVER UPDATE
--------------------------------------------------------------------------------
TOP10
--------------------------------------------------------------------------------
          1 to 10,000                                                     ****
--------------------------------------------------------------------------------
          Over 10,000                                                     ****
--------------------------------------------------------------------------------
NEWS
--------------------------------------------------------------------------------
     Headlines
--------------------------------------------------------------------------------
          1 to 2,000,000                                                  ****
--------------------------------------------------------------------------------
          Over 2,000,000                                                  ****
--------------------------------------------------------------------------------
     Stories
--------------------------------------------------------------------------------
          1 to 10,000                                                     ****
--------------------------------------------------------------------------------
          10,000 to 50,000                                                ****
--------------------------------------------------------------------------------
          Over 50,000                                                     ****
--------------------------------------------------------------------------------
WEB QUOTES
--------------------------------------------------------------------------------
     Real time quotes
--------------------------------------------------------------------------------
          1 to 2,000,000                                                  ****
--------------------------------------------------------------------------------
          Over 2,000,000                                                  ****
--------------------------------------------------------------------------------
     Historical/delayed
--------------------------------------------------------------------------------
          1 to 1,000,000                                                  ****
--------------------------------------------------------------------------------
          1,000,001 to 2,000,000                                          ****
--------------------------------------------------------------------------------
          Over 2,000,000                                                  ****
--------------------------------------------------------------------------------
CHARTS
--------------------------------------------------------------------------------
     Historical 1 year/5year chart                                        ****
--------------------------------------------------------------------------------
     Comparative Chart                                                    ****
--------------------------------------------------------------------------------
     PLS Chart                                                            ****
--------------------------------------------------------------------------------
EMAIL ALARMS
--------------------------------------------------------------------------------
          Management of alarm                                  ****/alarm/day
--------------------------------------------------------------------------------
          Internet delivery                               ****/alarm delivery
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ZACKS RESEARCH
--------------------------------------------------------------------------------
Royalty fees
--------------------------------------------------------------------------------
     Royalty minimum - US data only                                    ****/m
--------------------------------------------------------------------------------
ZACKS MINIMUMS ARE COMPRISED OF:
--------------------------------------------------------------------------------
Royalty per User per month                                        ****/user/m
--------------------------------------------------------------------------------
or
--------------------------------------------------------------------------------
Per item royalty fee:
--------------------------------------------------------------------------------
     Corporate Information CDN                                           ****
--------------------------------------------------------------------------------
     Corporate Information US                                            ****
--------------------------------------------------------------------------------
     Recommendations                                                     ****
--------------------------------------------------------------------------------
     Recommendations By Broker Category                                  ****
--------------------------------------------------------------------------------
     Recommendations & EPS Estimates                                     ****
--------------------------------------------------------------------------------
     Quarterly And Yearly EPS Estimates                                  ****
--------------------------------------------------------------------------------
     Earnings Estimates Consensus Trend                                  ****
--------------------------------------------------------------------------------
     EPS Growth Rates Estimates                                          ****
--------------------------------------------------------------------------------
     Earnings Surprise                                                   ****
--------------------------------------------------------------------------------
      Delivery per Item                                                  ****
--------------------------------------------------------------------------------
COMTEX US ROYALTIES
--------------------------------------------------------------------------------
      Comtex Royalty per story read                                     $****
--------------------------------------------------------------------------------
     Minimum Royalties starting date the site goes on-line              $****
--------------------------------------------------------------------------------

4. Hours Of Service. The Third Party Data and Services are normally available during the hours the Third Party Data and Services are made available by the Third Party Providers except during SunGard scheduled maintenance periods and in the event of other necessary maintenance periods or failures or other difficulties.

5. Royalties And Other Third Party Fees. All royalties and other Third Party Fees for the use of, or for access to, the market data and transactional services must be paid by Customer. Because data vendors consider that SunGard is in control of user entitlement to the data, they require that SunGard be listed as the sub-vendor of the data. SunGard will extend its vendor's right to Customer in the event that SunGard is already authorized and is paying for the right and that this right may be extended to Customer without additional charge.

6. Statistics. Within 20 days following the end of each month, SunGard will provide Customer with a summary activity report describing activity, for the prior month, of Customer's Internet service, of market data and service consumption and the technical support efforts for the previous month. SunGard will also include an invoice describing the fixed fees and variable fees based on the activity report ("Activity Invoice").

7. Use Of Service; Third Party Conditions. The Third Party Data and Services are only to be used in conjunction with Customer's internet service and only made available to Customer's customers for their own personal use. Other internal customer's use for operational support or for demonstration purposes is also allowed. Any other use of the Third Party Data and Services is not permitted and would entail additional fees and an amendment to this Agreement if authorized by SunGard and (if required) the third party providers.

(a) The following notices and agreements must appear on Customer's Internet
Service:

i. "All market data is delayed by at least 20 minutes unless otherwise noted." (must appear anywhere market data or services are displayed)

ii. "Quotes, historical data, charts and statistics are provided by SunGard" (must appear anywhere market data or services are displayed)

iii. Canadian Exchange Cannex notice in general disclaimer (SunGard will provide) iv. Exchanges check in agreements at new user sign on (SunGard will provide)